UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 21, 2023

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111
(Registrant's telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry Into a Material Definitive Agreement.

On December 21, 2023, Nuvera Communications, Inc. (“Nuvera” or the “Company”), the Guarantors (as defined below), CoBank, ACB (“CoBank”), in its capacities (i) as administrative agent under the Credit Agreement dated July 15, 2022, as amended, (“Amended Credit Agreement”), (ii) as the Swing Line Lender, (iii) as the sole Issuing Lender, and (iv) as a Lender, and each other Lender and Voting Participant party to the Amended Credit Agreement entered into the Third Amendment to Amended Credit Agreement (“Third Amendment”).

Under the Third Amendment, the Revolving Commitment under the Amended Credit Agreement was increased from $30.0 million to $40.0 million and the Company’s operating subsidiaries listed below agreed to extend their previous guarantees, security interests and mortgages to cover the increased amount of the Revolving Commitment. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached to this report as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Form on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.03.  Amendment to Articles of  Incorporation or Bylaws; Changes in Fiscal Year

On December 21, 2023, the Board of Directors of Nuvera amended Section 2.5 of the Company’s Bylaws to set 60 days as the maximum time between record date and meeting date for regular and special  meetings of shareholders. This corresponds to the maximum allowable time allowed under Minnesota law. A copy of the Nuvera Bylaws as amended effective December 21, 2023 is filed as Exhibit 3.2 to this Form 8-K.

Item 7.01.  Regulation FD Disclosure

As previously disclosed, the Company will continue to evaluate costs and spending across its organization. The Company may, in the future, seek additional financing to continue to fund its fiber expansion plans and meet current and future liquidity needs.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Third Amendment dated December 21, 2023, by and among Nuvera Communications, Inc., Nuvera subsidiaries as Guarantors, CoBank ACB in its capacity as administrative agent, as Swing Line Lender, as sole Issuing Lender and as a Lender, and each other Lender and Voting Participant party to the Amended Credit Agreement.

3.2	Nuvera Communications, Inc. Bylaws as amended December 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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